                         OPPENHEIMER REAL ASSET FUND
                   Class A Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE     (All text and other  matter  lies  within  8-1/4" x
   -------------------
                           10-3/4" decorative border, 5/16" wide)

                  (upper left corner box with heading: NUMBER [of shares])

                  (upper right corner)  share certificate no.

                  (upper  right box with  heading:  CLASS A SHARES below cert.
no.)

                  (centered below boxes)

                         OPPENHEIMER REAL ASSET FUND
                        A MASSACHUSETTS BUSINESS TRUST

(at left)               THIS IS TO CERTIFY THAT             (at     right)    SEE
                                                            REVERSE  FOR  CERTAIN
                                                            DEFINITIONS

                                                      (box with number)
                                                      CUSIP _____________

(at left)  is the owner of

           (centered) FULLY PAID CLASS A SHARES OF BENEFICIAL INTEREST OF
                         OPPENHEIMER REAL ASSET FUND

      (hereinafter  called the "Fund"),  transferable only on the books of the
      Fund by the  holder  hereof in person  or by duly  authorized  attorney, upon surrender of this certificate  properly endorsed.  This certificate and the shares  represented  hereby are issued and shall be held subject to all of the provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof assents.  This  certificate is not valid until countersigned by the Transfer Agent.

      WITNESS the  facsimile  seal of the Fund and the  signatures of its duly authorized officers.

      (signature at left of seal)   Dated:            (signature  at  right of
seal)

      /s/ Brian W. Wixted                             /s/ Robert J. Zack
      ------------------------------
---------------------------------
      TREASURER                                       SECRETARY

                             (centered at bottom)
                        1-1/2" diameter facsimile seal
                                 with legend

                         OPPENHEIMER REAL ASSET FUND
                                     SEAL
                                     1997
                        COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)      Countersigned
                                    OPPENHEIMER SHAREHOLDER SERVICES
                                    (A DIVISION OF OPPENHEIMERFUNDS, Inc.)
                                    Denver (CO)             Transfer Agent

                                    By ____________________________
                                          Authorized Signature

II.   BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
      -------------------

      The following  abbreviations,  when used in the  inscription on the face of this  certificate,  shall be  construed  as though they were written out in full according to applicable laws or regulations.

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                    (Cust)                        (Minor)

                               UNDER UGMA/UTMA  ___________________
                                                            (State)

Additional abbreviations may also be used though not in the above list.

For  Value   Received_____________________hereby   sell(s),   assign(s),   and
transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

-----------------------------------------------------------------------
(Please print or type name and address of assignee)

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________________________________________________Class  A Shares of  beneficial interest  represented  by the within  Certificate,  and do hereby  irrevocably constitute  and appoint  ___________________________  Attorney to transfer the said  shares  on the  books  of the  within  named  Fund  with  full  power of substitution in the premises.

Dated: ______________________

                                    Signed: __________________________

                                          -----------------------------------
                                          (Both must sign if joint owners)

                                    Signature(s) __________________________
                                    guaranteed        Name of Guarantor
                                    by:         _____________________________
                                                      Signature of
                                                      Officer/Title

(text printed     NOTICE:  The signature(s) to this assignment must vertically to right
            correspond   with  the  name(s)  as  written  upon  the  of  above
      paragraph)
            face of the certificate in every particular
            without alteration or enlargement or any change
            whatever.

(text printed in        Signatures must be guaranteed by a financial
box to left of          institution of the type described in the current
signature(s))           prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.
It is invalid without this
"four hands" watermark:  logotype

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                  THIS SPACE MUST NOT BE COVERED IN ANY WAY

735_ShareCert_A-01.doc